American Century Mutual Funds, Inc. Statement of Additional Information (SAI) Supplement
Supplement dated November 1, 2013 ■ Statement of Additional Information dated July 26, 2013

The following replaces the third paragraph under Foreign Securities on page 8.

The funds consider a security to be a developed country security if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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